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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 29, 1997
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                      SECURITY CAPITAL GROUP INCORPORATED
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            (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


               1-13355                                  36-3692698
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       (Commission File Number)            (I.R.S. Employer Identification No.)


           125 Lincoln Avenue                             87501
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(Address of Principal Executive Offices)                (Zip Code)


                                (505) 982-9292
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             (Registrant's Telephone Number, Including Area Code)


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Item 5.   Other Events

     On September 29, 1997, the Registrant announced a redemption of its 12% Convertible Subordinated Debentures due June 30, 2014. This announcement is filed as an exhibit hereto and is hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1       Press Release dated September 29, 1997.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SECURITY CAPITAL GROUP INCORPORATED



Dated: September 29, 1997              By: /s/ Jeffrey A. Klopf
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                                           Jeffrey A. Klopf
                                           Secretary